RCM EQUITY FUNDS, INC.
                 RCM GLOBAL TECHNOLOGY FUND
                 RCM GLOBAL HEALTH CARE FUND
                  RCM GLOBAL SMALL CAP FUND
                  RCM LARGE CAP GROWTH FUND
             SUPPLEMENT DATED DECEMBER 30, 1997
       TO COMBINED STATEMENT OF ADDITIONAL INFORMATION
                     DATED JUNE 30, 1997


The   following  information  replaces  similar  information
throughout the Combined Statement of Additional Information:

The name of the Company and its series have changed to Dresdner RCM Equity Funds, Inc., Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Global Small Cap Fund and Dresdner RCM Large Cap Growth Fund, respectively.

The following information replaces similar information in the section entitled "Distribution Plan" beginning on page
30 of the Combined Statement of Additional Information:

The  Distributor pays broker-dealers and others out  of  its distribution fees quarterly trail commissions of up to the following respective percentages of the average daily net assets attributable to share of the Funds held in the accounts of their customers: Large Cap Fund - 0.15%; Health Care Fund - 0.25%; Small Cap Fund - 0.25%. During the fiscal year ended December 31, 1996, no fees were paid to the Distributor pursuant to the Distribution Plan.

The   following  information  replaces  similar   references
throughout the Combined Statement of Additional Information:

References  throughout the Combined Statement of  Additional
Information to a sales load are eliminated.